================================================================================

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2003

                         UNIVERSAL HEALTH SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-10765             23-2077891
-------------------------------         ----------       -------------------
(State or other jurisdiction of        (Commission        (I.R.S. Employer
Incorporation or Organization)         File Number)       Identification No.)

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA   19406
                     ----------------------------------------
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (610) 768-3300


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


================================================================================

Item 9. Regulation FD Disclosure

    On February 20, 2003, Universal Health Services, Inc. issued a press release announcing that it has been advised that the Philadelphia District Office of the Securities and Exchange Commission has initiated an informal inquiry arising out of the previously announced departure of Kirk Gorman as Chief Financial Officer of the Company. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

    99.1 Press release dated February 20, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Universal Health Services, Inc.

                                          By: /s/ Alan B. Miller
                                          ----------------------
                                          Name: Alan B. Miller
                                          Title: President and Chief Executive
                                                 Officer

                                          By: /s/ Steve Filton
                                          --------------------
                                          Name: Steve Filton
                                          Title: Vice President, Controller
                                                 and Chief Financial Officer

Date: February 21, 2003

                                  Exhibit Index

Exhibit No.         Exhibit
99.1                Press release dated February 20, 2003